PRELIMINARY COPY


                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[x] Preliminary Proxy Statement         [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement              Commission Only (as permitted by
[ ] Definitive Additional Materials         Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    section 240.14a-11(c) or section 240.14a-12

                         UNIQUE CASUAL RESTAURANTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             ATTICUS PARTNERS, L.P.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:
                N/A
--------------------------------------------------------------------------------

      2)   Aggregate number of securities to which transaction applies:
                N/A
--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                N/A
--------------------------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:
                N/A
--------------------------------------------------------------------------------

      5)   Total Fee paid:
                N/A
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
                N/A
------------------------------------------------------------------------
      2)   Form, Schedule or Registration Statement No.:
                N/A
------------------------------------------------------------------------
      3)   Filing Party:
                N/A
------------------------------------------------------------------------
      4)   Date Filed:
                N/A
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

                       [Atticus Partners, L.P. Letterhead]

                                                              February ___, 1999

Dear Stockholder:

         We are pleased to enclose for your consideration Atticus Partners, L.P.'s proxy materials and BLUE proxy card relating to the annual meeting of stockholders of Unique Casual Restaurants, Inc. scheduled for March 17, 1999.

         We believe that Unique is no longer attractive as an independent public Company and that the best way to maximize stockholder value is to pursue an immediate sale of the Company. As you may know, the Company recently hired an investment bank to help it evaluate strategic alternatives, including a possible sale of the Company. We fully support this action, but we believe that a sale of the Company is the only alternative for maximizing stockholder value. If the Company's current evaluation process does not result in a sale of the Company, we believe that the next step should be the introduction of a new management team with specific expertise in the management of public companies with a view toward turning them into more attractive acquisition candidates.

         We are asking for your support for the election of the candidates nominated by Atticus Partners to the Unique Board of Directors and for the approval of an advisory resolution recommending to the directors of Unique that they pursue an immediate sale of the Company to maximize stockholder value. If elected, our directors will diligently pursue the goals stated above so that you can get the most value from your Unique shares.

         We need your support, and your vote is very important, no matter how many shares you own. We urge you to voice your opinion by voting "FOR" the nominees of Atticus Partners and "FOR" our advisory resolution.

         Please take a moment to vote your BLUE proxy card today. If you have questions about voting your shares, please call Georgeson & Company Inc. toll free at (800) 223-2064.

                                            Sincerely,



                                            Timothy R. Barakett
                                            Managing Member of
                                            Atticus Holdings, L.L.C.,
                                            the general partner

                    PRELIMINARY COPY - SUBJECT TO COMPLETION



                             Solicitation of Proxies
                             In Connection with the
                       1998 Annual Meeting of Stockholders
                                       of
                         Unique Casual Restaurants, Inc.

                      ------------------------------------

                             ATTICUS PARTNERS, L.P.
                         590 Madison Avenue, 32nd Floor
                            New York, New York 10022
                                 (212) 829-8100




         This Proxy Statement and the enclosed BLUE proxy card are being furnished to the holders of common stock, par value $0.01 per share ("Common Stock"), of Unique Casual Restaurants, Inc., a Delaware corporation ("UCR" or the "Company"), in connection with the solicitation of proxies by Atticus Partners, L.P. ("Atticus Partners") to be used at the upcoming 1998 Annual Meeting of Stockholders of the Company (the "1998 Annual Meeting"), and at any and all adjournments of such meeting. On January 11, 1999, UCR filed a preliminary proxy statement relating to the 1998 Annual Meeting (the "UCR Proxy Statement") from the Board of Directors of the Company. The 1998 Annual Meeting will be held on March 17, 1999 at 10:00 a.m. local time at the Tara Hotel, 50 Ferncroft Road, Danvers, Massachusetts or such other location as the Company may specify in its definitive proxy statement and notice of annual meeting of stockholders.

         This Proxy Statement and the accompanying BLUE proxy card are first being sent to stockholders of UCR on or about February ___, 1999. The principal executive office of the Company is located at One Corporate Place, 55 Ferncroft Road, Danvers, Massachusetts 01923.

         At the 1998 Annual Meeting, two directors of UCR will be elected. Atticus Partners is soliciting your proxy in support of the election of the two nominees named below (the "Atticus Nominees") as directors of UCR.

         Atticus Partners is also soliciting your proxy in favor of a non-binding advisory resolution (the "Atticus Resolution") it plans to introduce at the 1998 Annual Meeting recommending that the Board of Directors of UCR (the "UCR Board") pursue a sale of the Company with a view to enhancing stockholder value.

                          REASONS FOR THE SOLICITATION

         We believe that the Board's decision earlier this year to sell the Company's Fuddruckers, Inc. ("Fuddruckers") unit was the first step to unlock the hidden value of the Company for its stockholders. It is our view that the sale of UCR is the next logical step in the process of maximizing the value of UCR for its stockholders. The UCR Board, in exercising its fiduciary duties to the stockholders, should pursue this type of transaction rather than spend substantial amounts of capital, including the proceeds from the sale of Fuddruckers, in an attempt to grow its business.

         While there can be no assurances that the value of the consideration stockholders would receive in a sale of the Company would be greater than the value that stockholders could realize if the Company remains independent, we believe that the sale of UCR will allow the Company to realize greater value for its stockholders than is likely to be realized by the continuation of the Company as an independent public company. As the UCR Board has learned from previous experience, a well-capitalized buyer that can realize meaningful synergies in an acquisition will pay the Company today for the growth that may take years, if ever, for the Company to achieve as an independent company. We feel that the risks present in attempts to seek such growth as an independent company are particularly high for UCR because it must make significant capital expenditures to continue to grow a "big-box" concept such as Champps Americana, Inc. ("Champps"). We do not believe that the risk/return tradeoff of internally growing Champps is favorable when compared to the value that could be derived in an immediate sale.

         Champps was purchased in February of 1996 for $50 million, and the asset has grown significantly since that time. A strategic buyer would likely value Champps not only for the substantial synergies it could realize but also for the faster, more profitable growth potential of Champps compared to similar businesses. The meaningful operational synergies could include (i) overhead cost reductions, (ii) purchasing cost savings, (iii) much lower cost of and much better access to capital, (iv) more favorable equipment leases and rents and (v) lower development costs (reducing execution risk) achieved by more experienced real estate development teams at the acquirer.

         We realize that UCR's Board and management are currently exploring strategic alternatives for the Company, including a possible sale of the Company. While the UCR Board's willingness to explore a sale of the Company is certainly a step in the right direction, we firmly believe that such a sale is the only option for the UCR Board to maximize stockholder value. We also believe that the Atticus Nominees would be the most effective advocates for the maximization of stockholder value. According to the UCR Proxy Statement, all directors and executive officers of the Company in the aggregate own approximately 2.1% of the Company's common stock. It is our opinion that, when compared to the aggregate position of Atticus Partners and its affiliates, representing approximately 16.44% of the Company's common stock, it is clear that our interests are most closely aligned with those of other stockholders.

         It is also our belief, after meeting with the Company's representatives, that the Chief Executive Officer of the Company, Donald C. Moore, is not committed to consummating a sale of the Company. Our discussions with the Company and with Bear Stearns led us to the conclusion that Mr. Moore may consider using the proceeds of the recent sale of the Company's Fuddruckers subsidiary to fund an attempt to grow the Champps business by adding a number of new stores over the next three years, a plan that we believe to be counter to the pursuit of maximizing stockholder value.

         As directors, the Atticus Nominees would attempt to persuade the other directors to seek to maximize stockholder value through the sale of the Company and would spearhead the effort to achieve this goal. The Atticus Nominees seek to be the voice of the stockholders on the UCR Board to ensure that the Company remains on the track towards commencing an immediate sale process and does not digress onto what we believe is a higher-risk path of attempting to grow the Champps business as a stand-alone company. At the current time, Atticus Partners has no specific plans for selling the Company and has not identified or contacted any potential buyers of the Company. Atticus Partners has not reached any agreements, arrangements or understandings with current UCR directors regarding their cooperation to sell the Company.

         If UCR's current process to find a buyer does not result in a sale of the Company, we believe, and our nominees will propose, that the next step should be the introduction of a new management team with specific expertise in the management of public companies with a view toward turning them into more attractive acquisition candidates.

         PLEASE SUPPORT OUR EFFORTS TO MAXIMIZE STOCKHOLDER VALUE. YOU ARE URGED TO VOTE FOR THE ATTICUS NOMINEES AND THE ATTICUS RESOLUTION BY PROMPTLY SIGNING, DATING AND MAILING THE BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

         ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE 1998 ANNUAL MEETING; THEREFORE, DO NOT SIGN ANY PROXY THAT THE UCR BOARD MAY DELIVER TO YOU.

         If you have any questions concerning this Proxy Statement or need assistance in voting your UCR Common Stock, feel free to call our proxy solicitor, Georgeson & Company Inc., toll free at (800) 223-2064.

                          BACKGROUND AND RECENT EVENTS

         On November 7, 1997, Atticus Capital, L.L.C. (formerly Atticus Capital Inc.), an affiliate of Atticus Partners ("Atticus Capital"), sent a letter to the UCR Board commending the UCR Board for its decision to create stockholder value through a sale of the Company's foodservice business. The letter noted that significant "hidden value" remained in the Company that, under the then current corporate structure, was unlikely to be recognized in the marketplace without further action. Atticus Capital recommended that the UCR Board should consider a sale of the entire Company or separate sales of the Champps subsidiary and the Fuddruckers subsidiary.

         Atticus Capital followed that letter with a second letter to the UCR Board on December 5, 1997. This letter informed the UCR Board that Atticus Capital had concluded from conversations with a limited number of other UCR stockholders that UCR, in its then current form and with its then current management team, would not be able to effectively implement the Company's strategic plan and that the asset value that could be realized in a sale of both Champps and Fuddruckers would substantially exceed the value given by the marketplace to the Company. Atticus Capital recommended that the UCR Board establish a committee of its independent directors to study the possibility of a sale of Champps and Fuddruckers.

         Effective January 30, 1998, the UCR Board adopted a Shareholder Rights Agreement, a poison pill designed to deter a takeover of the Company (the "Poison Pill"). The Poison Pill is triggered when any person (an "Acquiring Person") becomes the beneficial owner of 15% or more of the Company's outstanding Common Stock and allows all stockholders other than the Acquiring Person to purchase discounted shares of the Company's capital stock to dilute the Acquiring Person and make a takeover of the Company prohibitively expensive. The Poison Pill grandfathered any person who beneficially owned more than 15% of the Company's Common Stock on the adoption date, but provided that the Poison Pill would be triggered if such person acquired an additional 1% of the Company's Common Stock. On the date the Poison Pill became effective, Atticus Partners and its affiliates beneficially owned 1,862,406 shares of Common Stock, representing approximately 15.46% of the Company's Common Stock at such time. As of the date of this Proxy Statement, Atticus Partners and its affiliates beneficially owned 1,908,506 shares of Common Stock, representing approximately 16.44% of the Company's Common Stock.

         Effective July 24, 1998, William H. Baumhauer resigned as the Company's Chairman, President and Chief Executive Officer to pursue other opportunities. The Board elected Donald C. Moore, the Company's Chief Financial Officer, to become acting Chief Executive Officer and director E. L. Cox to serve as Chairman.

         On August 3, 1998, the Company announced that it had entered into a definitive agreement to sell its Fuddruckers subsidiary for $43 million. This sale was consummated on November 24, 1998.

         On September 21, 1998, Atticus Partners sent a notice to the UCR Board that it intended to nominate the Atticus Nominees for election to the UCR Board and to propose the Atticus Resolution.

         On September 24, 1998, the Company announced that it had hired the investment bank of Bear, Stearns to consider strategic alternatives, including a possible sale of the Company.

         On November 13, 1998, Atticus Partners filed preliminary proxy materials with the Securities and Exchange Commission to solicit proxies from the Company's stockholders.

         On December 9, 1998, Atticus Partners received a letter from Donald C. Moore, the Chief Executive Officer of the Company, relating to the filing by Atticus Partners of a preliminary proxy statement nominating persons for election as directors of the Company and proposing an advisory resolution recommending that the Board pursue a sale of the Company. Atticus Partners has filed a copy of this letter as an exhibit to Amendment No. 7 to Schedule 13D filed by Timothy R. Barakett on February 8, 1999.

         On January 5, 1999, Atticus Partners entered into an agreement with the Company pursuant to which the Company agreed to meet with Atticus Partners to discuss the Company's ongoing efforts to maximize stockholder value, including a possible sale, and to make certain information regarding such efforts available to Atticus Partners, including detailed information regarding the sale process from the Company's financial advisor, Bear Stearns. In return, Atticus Partners agreed not to file in the Delaware courts before February 1, 1999 a motion to compel the Company to schedule the 1998 Annual Meeting. Additionally, the parties agreed that if, prior to January 31, 1999, the Company sets a date of March 1, 1999 or earlier for the 1998 Annual Meeting, Atticus Partners has agreed not to file a motion to compel the Company to hold the 1998 Annual Meeting prior to March 1, 1999.

         On January 6, 1999, Atticus Partners met with members of the Company's management and representatives of Bear Stearns to review the ongoing evaluation of strategic alternatives, including the process of attempting to find a buyer for the Company.

         On January 27, 1999, Atticus Partners met with the Company to review the progress of the evaluation of strategic alternatives.

         On February 4, 1999, the Company announced that it would hold the 1998 Annual Meeting on March 17, 1999.

         The closing price for the Company's Common Stock on February 4, 1999 was $4.56 per share.

                 YOU HAVE A SAY IN THE FUTURE OF YOUR INVESTMENT

              EXERCISE THAT RIGHT AND VOTE FOR THE ATTICUS NOMINEES
                         AND FOR THE ATTICUS RESOLUTION.

              PROPOSALS TO BE CONSIDERED AT THE 1998 ANNUAL MEETING

                                     ITEM 1

                              ELECTION OF DIRECTORS

         Atticus Partners believes that the way to maximize value for the stockholders of UCR is to sell the Company. With the sale of the foodservice business and the Fuddruckers subsidiary and the engagement of the investment bank of Bear Stearns to help the Company evaluate strategic alternatives, including a possible sale of the Company, the Company is headed in the right direction. The Atticus Nominees, if elected to the UCR Board, will seek to keep the Company on this track and will attempt to persuade the UCR Board to consummate a sale of the Company as soon as practicable. If the Company's current process involving the exploration of strategic alternatives does not result in a sale of the Company, the Atticus Nominees will favor the introduction of a new management team that has specific expertise in managing public companies with a view toward turning them into more attractive acquisition candidates.

         According to public information, the UCR Board is divided into three classes and currently consists of five directors. Atticus Partners believes that only two of the five directors are "independent directors." Under the Nasdaq National Market rules, an "independent director" is one who is not an officer or employee of the company or its subsidiaries and who does not otherwise have a relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Donald C. Moore is not independent because he is an officer of the Company. Messrs. Joseph W. O'Donnell and Alan D. Schwartz are each members of firms that have received significant fees from the Company and should not be considered independent. The terms of two directors will expire and two directors will be elected at the 1998 Annual Meeting. If the Atticus Nominees are elected, the Atticus Nominees will constitute two of the five members of the UCR Board and two of three independent directors, one of the former independent directors having been replaced by an Atticus Nominee. The Atticus Nominees are listed below and have furnished the following information concerning their principal occupations or employment and certain other matters. Each Atticus Nominee, if elected, would hold office until the 2001 Annual Meeting of Stockholders of the Company and until a successor has been elected and qualified or until his earlier death, resignation or removal.



Atticus Nominees for Directors

Name, Age and Principal                         Principal Occupation and Business Experience During Last
Business Address                                Five Years; Current Directorships
---------------------------------               -----------------------------------------------------------
Timothy R. Barakett (33)......................  Mr.  Barakett has been the President and Managing Member of
    Atticus Capital, L.L.C.                     Atticus Capital,  L.L.C., a private  investment  management
    590 Madison Avenue                          company  and  an  affiliate  of  Atticus  Partners,   since
    32nd Floor                                  October  1995.   From  June  1993  until  March  1995,  Mr.
    New York, New York 10022                    Barakett  was a  Managing  Director  at  Junction  Advisors
                                                Inc., a private investment management company.

James S. Goodwin (42).........................  Mr.  Goodwin has been a private  investor since March 1998.
    39 East 79th Street                         From 1990 until  February  1998, Mr. Goodwin was a Managing
    New York, NY 10021                          Director at Gleacher NatWest,  Inc., an investment  banking company.


         Based upon currently available public information, the election of the Atticus Nominees as directors of UCR requires a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the 1998 Annual Meeting and entitled to vote on the election of directors, assuming a quorum is present at the 1998 Annual Meeting. Thus, assuming a quorum is present, the three persons receiving the greatest number of votes will be elected to serve as directors until the 2001 Annual Meeting of shareholders of the Company. Votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

         Atticus Partners expects that the Atticus Nominees will receive from the Company the same fees as are currently paid to the Company's directors, which Atticus Partners believes to be a quarterly retainer of $3,000 and $1,000 per meeting attended, plus travel expenses. In addition, in consideration of the time and effort involved in serving as an Atticus Nominee, Atticus Capital has agreed to pay Mr. Goodwin an amount equal to five percent (5%) of the proceeds above $4.875 per share realized upon the sale or other disposition of shares of Common Stock beneficially owned by Atticus Partners and two of its affiliates, Atticus Qualified Partners, L.P. and Atticus International Ltd. The price of $4.875 per share represents the closing price of the Company's Common Stock on September 17, 1998, the date immediately preceding the date of the agreement between Atticus Capital and Mr. Goodwin. Mr. Barakett will receive no additional consideration from any person, including Atticus Capital and Atticus Partners, for serving as an Atticus Nominee. Atticus Partners has agreed to indemnify each of the Atticus Nominees against any and all losses, claims, damages, judgments, liabilities and expenses of any kind which may be incurred arising out of or relating to his service as a Atticus Nominee. Except as set forth above, there are no arrangements or understandings between the Atticus Nominees and any other person pursuant to which the Atticus Nominees were selected as nominees.

         Although Atticus Partners has no reason to believe that any of the Atticus Nominees will be unable to serve as directors, if any one or more of the Atticus Nominees is not available for election, the persons named on the BLUE proxy card, to the extent permitted by law, will vote the proxies provided to it for such other persons as may be nominated by Atticus Partners.

         Atticus Partners believes that it is in the best interest of UCR stockholders to elect the Atticus Nominees at the 1998 Annual Meeting. The Atticus Nominees are committed to maximizing the value of the Company to its stockholders through a sale of the Company at the soonest practicable time. Moreover, the significant ownership position in the Company's Common Stock held by Atticus Partners and its affiliates assures that the Atticus Nominees have the motivation to achieve our stated goals.

         The accompanying BLUE proxy card will be voted at the 1998 Annual Meeting in accordance with your instructions on such card. You may vote FOR the election of the Atticus Nominees as directors of UCR or withhold authority to vote for the election of the Atticus Nominees by marking the proper box on the BLUE proxy card. You may also withhold your vote from any of the Atticus Nominees by writing the name of such nominee in the space provided on the BLUE proxy card. If no marking is made, you will be deemed to have given a direction to vote the shares of Common Stock represented by the BLUE proxy card FOR the election of all of the Atticus Nominees provided that you have signed and dated the proxy card.

                 ATTICUS PARTNERS STRONGLY RECOMMENDS A VOTE FOR
                      THE ELECTION OF THE ATTICUS NOMINEES.

                                     ITEM 2

                           THE STOCKHOLDER RESOLUTION

         Atticus intends to present the following non-binding resolution for adoption by UCR stockholders at the 1998 Annual Meeting:

         "RESOLVED, that the stockholders of UCR, believing that the full value of UCR can best be realized by a sale of UCR, request and recommend that the UCR Board immediately pursue a sale of UCR with a view to enhancing stockholder value."

         Atticus Partners believe that, as the true owners of UCR, you and the other stockholders of UCR should take this opportunity to let the UCR Board know that you think an immediate sale of the Company is in your best interest. The purpose of the Atticus Resolution is to give UCR stockholders this chance to tell the UCR Board that you want a sale of the Company rather than risky attempts to grow the Champps business.

         Based on currently available public information, adoption of the Atticus Resolution requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote, assuming the presence of a quorum at the 1998 Annual Meeting. With respect to abstentions and broker non-votes, the shares of Common Stock will be considered present at the 1998 Annual Meeting, but since they are not affirmative votes for the Atticus Resolution, they will have the same effect as votes against the Atticus Resolution.

         The accompanying BLUE proxy card will be voted in accordance with your instructions on such card at the 1998 Annual Meeting. You may vote FOR the Atticus Resolution or vote against, or abstain from voting on, the Atticus Resolution by marking the proper box on the BLUE proxy card for the 1998 Annual Meeting. If no marking is made, you will be deemed to have given a direction to vote the shares of Common Stock represented by the BLUE proxy card FOR the Atticus Resolution provided that you have signed and dated the proxy card.

                 ATTICUS PARTNERS STRONGLY RECOMMENDS A VOTE FOR
                             THE ATTICUS RESOLUTION.

                 CERTAIN INFORMATION CONCERNING ATTICUS PARTNERS
                   AND OTHER PARTICIPANTS IN THE SOLICITATION

         Atticus Partners is primarily engaged in investment management. The principal business address of Atticus Partners is 590 Madison Avenue, 32nd Floor, New York, New York 10022, and the telephone number there is (212) 829-8100. As of the date of this Proxy Statement, Atticus Partners beneficially owned 419,050 shares of Common Stock, representing approximately 3.61% of the outstanding shares of Common Stock, and affiliates of Atticus Partners beneficially owned 1,490,456 shares of Common Stock, representing approximately 12.84% of the outstanding shares of Common Stock. Information with respect to all purchases and sales of the Common Stock of the Company by Atticus Partners and its affiliates and by the Atticus Nominees during the past two years is set forth in Schedule I to this Proxy Statement.

         Except as set forth in this Proxy Statement or in the schedules hereto, to the best knowledge of Atticus Partners, none of Atticus Partners, any person participating in this solicitation, the Atticus Nominees, and any associate of any of the foregoing persons (i) has substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 1998 Annual Meeting, (ii) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (iii) owns any securities of the Company of record but not beneficially, (iv) has purchased or sold any securities of the Company within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (vi) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vii) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year or (viii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this Proxy Statement or in the schedules hereto, to the best knowledge of Atticus Partners, none of Atticus Partners, any person participating in this solicitation, the Atticus Nominees, and any associate or immediate family member of any of the foregoing persons has had or is to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or any proposed transaction, to which the Company or any of its affiliates was or is a party.

         None of the corporations or organizations in which the Atticus Nominees have conducted their principal occupation or employment was a parent, subsidiary or other affiliate of the Company and the Atticus Nominees do not hold any position or office with the Company or have any family relationship with any other Atticus Nominee or with any executive officer or director of the Company or have been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

         The name, business address and present principal occupation or employment of each of the directors and executive officers of Atticus Partners and its advisors and certain other employees and representatives of Atticus Partners that may participate in the solicitation of proxies are set forth in
Schedule II to this Proxy Statement The name, business address and the number of shares of Common Stock of UCR owned beneficially by the participants in this solicitation of proxies, or their associates are set forth in Schedule III to this Proxy Statement.

                                  VOTING RIGHTS

         The UCR Board has fixed the close of business on February 1, 1999 as the record date (the "Record Date") for determining the stockholders entitled to notice of, and to vote at, the 1998 Annual Meeting. Only holders of record as of the Record Date will be entitled to vote at the 1998 Annual Meeting. If you are a stockholder of record on the Record Date, you may vote your shares of Common Stock at the 1998 Annual Meeting even if you have sold your shares of Common Stock before or after the Record Date. Accordingly, please vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares of Common Stock, on the BLUE proxy card, even if you have sold your shares of Common Stock before or after the Record Date. Atticus Partners intends to vote all shares of Common Stock beneficially owned by it in favor of the Atticus Nominees and in favor of the Atticus Resolution.

         The holders of the Common Stock are entitled to one vote per share on each matter submitted to a vote at the 1998 Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the 1998 Annual Meeting for the transaction of business.

                               GENERAL INFORMATION

         This Proxy Statement and the accompanying BLUE proxy card are first being made available to stockholders on or about February ___, 1999. Executed proxies will be solicited by mail, advertisement, telephone, telecopier and in person. Solicitation will be made by Timothy R. Barakett, the Managing Member of Atticus Holdings, LLC, the general partner of Atticus Partners. Mr. Barakett will not receive any additional compensation for such solicitation. Atticus Partners has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all their solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Atticus Partners will reimburse these record holders for their reasonable out-of-pocket expenses.

         In addition, Atticus Partners has retained Georgeson & Company Inc. (the "Agent") for solicitation and advisory services in connection with the solicitation, for which the Agent is to receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses. Atticus Partners has also agreed to indemnify the Agent against certain liabilities and expenses, including liabilities and expenses under the Federal securities laws. It is anticipated that the Agent will employ approximately 12 persons to solicit stockholders for the 1998 Annual Meeting.

         The entire expense of soliciting proxies for the 1998 Annual Meeting is being borne by Atticus Partners. Atticus Partners will seek reimbursement for such expenses from UCR. Costs incidental to this solicitation of proxies include expenditures for printing, postage, legal, accounting, public relations, advertising and related expenses and are expected to be approximately [$100,000]; costs incurred to the date of this Proxy Statement are approximately $[___________].

            OTHER MATTERS TO BE CONSIDERED AT THE 1998 ANNUAL MEETING

         According to the UCR Proxy Statement, the Company will ask stockholders to consider and vote upon the UCR Board's nominees. Except as set forth in the Proxy Statement, Atticus Partners is not aware of other matters to be considered at the 1998 Annual Meeting. However, if other matters properly come before the 1998 Annual Meeting, Atticus Partners will vote its shares of Common Stock and all proxies held by it in accordance with its best judgment with respect to such matters. Your attention is directed to the UCR Proxy Statement regarding the procedures for submitting proposals for consideration at the 1998 Annual Meeting.

                 CERTAIN OTHER INFORMATION REGARDING THE COMPANY

         Stockholders are referred to the UCR Proxy Statement with respect to the compensation and remuneration paid and payable and other information related to the Company's officers and directors and beneficial ownership of the Company's securities.

                              VOTING OF PROXY CARDS

         Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the 1998 Annual Meeting as marked, and in the discretion of the persons named as proxies on all other matters as may properly come before the 1998 Annual Meeting, including all motions for an adjournment or postponement of the 1998 Annual Meeting, unless otherwise indicated in the Proxy Statement.

         IF YOU WISH TO VOTE FOR THE ATTICUS NOMINEES AND THE ATTICUS RESOLUTION AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL MATTERS AS MAY PROPERLY COME BEFORE THE 1998 ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                              REVOCATION OF PROXIES

         A proxy executed by a stockholder may be revoked at any time prior to the voting thereof by sending a written revocation of such proxy, by submitting another proxy with a later date marked on it or by appearing in person at the 1998 Annual Meeting and voting your shares of Common Stock. A revocation must clearly state that the proxy to which it relates is no longer effective and must be executed and delivered prior to the time that the action authorized by the executed proxy is taken. The written revocation may be delivered either to Atticus Partners or the Secretary of UCR. Although a written revocation or later-dated proxy delivered only to UCR will be effective, Atticus Partners requests that a written revocation or subsequent proxy also be delivered to Atticus Partners so that it will be aware of such written revocation.

         THE RETURN OF A SIGNED AND DATED BLUE PROXY CARD WILL FULLY REVOKE ANY PREVIOUSLY DATED PROXY YOU MAY HAVE RETURNED. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.

         YOUR VOTE IS IMPORTANT. IT WILL HELP DECIDE WHETHER THE STOCKHOLDERS WILL HAVE AN ADEQUATE VOICE IN THE AFFAIRS OF THE COMPANY. PLEASE MARK, SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

         If Atticus Partners should withdraw, or materially change the terms of, this solicitation of proxies prior to the Annual Meeting, Atticus Partners will supplement this Proxy Statement or otherwise publicly disseminate information regarding such withdrawal or change.


                                OTHER INFORMATION

         Certain information regarding shares of Common Stock held by UCR's directors, nominees, management and other 5% stockholders is contained in the UCR Proxy Statement and is incorporated herein by reference.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders of UCR must be received by UCR for inclusion in UCR's proxy statement and form of proxy for that meeting is contained in the UCR Proxy Statement and is incorporated herein by reference.

         Atticus Partners assumes no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, UCR public filings.

         PLEASE INDICATE YOUR SUPPORT OF THE ATTICUS NOMINEES AND THE ATTICUS RESOLUTION BY COMPLETING, SIGNING AND DATING THE ENCLOSED BLUE PROXY CARD AND RETURN IT PROMPTLY TO ATTICUS PARTNERS IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF THE ENVELOPE IS MAILED IN THE UNITED STATES.


                                          ATTICUS PARTNERS, L.P.


February __, 1999


         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD.

         If you have any questions about giving your proxy or require assistance, please contact our proxy solicitor, Georgeson & Company Inc., toll free at (800) 223-2064.

                                                                      SCHEDULE I
                                                                      ----------

         The following tables set forth information with respect to all purchases and sales of the Common Stock of the Company by Atticus Partners and its affiliates and by the Atticus Nominees during the past two years. Except as set forth below, no participant in this solicitation has purchased or sold securities of the Company within the past two years. Purchases prior to July 18, 1997 (the "Spin-off Date") represent shares acquired as a result of the spin-off of the Company from Daka International and are valued at the market value on the Spin-off Date ($6.75 per share). The transaction date given for such purchases is the date of the original purchase of Daka International shares with respect to which the shares of Common Stock of the Company were distributed. The per-share price for each purchase or sale after July 18, 1997 was calculated by subtracting from the total transaction cost an amount representing the average per-share commission cost for all transactions listed below multiplied by the number of shares purchased or sold in such transaction.


                  SHARES PURCHASED BY ATTICUS PARTNERS, L.P.(1)

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      03-03-97                 1,300                    6.7500
      03-04-97                   600                    6.7500
      03-05-97                 1,600                    6.7500
      03-06-97                 2,000                    6.7500
      03-07-97                   900                    6.7500
      03-11-97                 1,500                    6.7500
      03-12-97                 8,400                    6.7500
      03-13-97                 7,700                    6.7500
      03-14-97                 8,400                    6.7500
      03-25-97                 4,800                    6.7500
      03-26-97                 4,800                    6.7500
      04-04-97                10,000                    6.7500
      04-09-97                 5,700                    6.7500
      04-10-97                 2,700                    6.7500
      04-17-97                 2,400                    6.7500
      04-18-97                 4,400                    6.7500
      04-21-97                 2,900                    6.7500
      04-22-97                 2,900                    6.7500
      04-22-97                 5,800                    6.7500
      04-24-97                 5,900                    6.7500
      04-28-97                 2,900                    6.7500
      04-29-97                14,100                    6.7500
      05-01-97                 1,500                    6.7500
      05-01-97                15,000                    6.7500
      05-05-97                 5,900                    6.7500


-----------------------

(1) In addition, Atticus Partners transferred 361,000 shares of Common Stock to its affiliate, Atticus Qualified Partners, L.P. and received 141,144 shares of Common Stock from its affiliate, Atticus International Ltd.

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      05-07-97                 2,400                    6.7500
      05-08-97                   700                    6.7500
      05-12-97                 5,000                    6.7500
      05-13-97                 2,500                    6.7500
      05-20-97                 3,500                    6.7500
      05-28-97                 4,600                    6.7500
      05-28-97                37,500                    6.7500
      07-07-97                 7,000                    6.7500
      07-08-97                29,000                    6.7500
      07-09-97                10,000                    6.7500
      07-10-97                 1,000                    6.7500
      07-23-97                 6,000                    6.9425
      07-25-97                27,806                    6.6285
      07-31-97                 2,000                    6.3700
      10-31-97                 9,700                    6.3239
      10-31-97                 1,500                    6.9035
      12-11-97                 8,700                    6.9150
      12-12-97                15,600                    6.6900
      12-15-97                 7,000                    6.5625
      12-17-97                10,000                    6.1275
      12-29-97                   400                    6.0650
      12-29-97                 3,800                    6.3675
      12-30-97               165,600                    6.9765
      12-30-97                 7,700                    6.7688
      12-31-97                50,000                    7.1174
      12-31-97                 5,000                    7.0625
      01-15-98                 5,000                    6.7393
      01-22-98                 5,000                    6.6520
      01-28-98                 5,000                    6.8558
      01-29-98                 5,000                    6.8770
      06-29-98                10,000                    5.5000
      07-30-98                 9,800                    6.9960
      08-13-98                50,000                    6.5002



             SHARES PURCHASED BY ATTICUS QUALIFIED PARTNERS, L.P.(2)

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------
      06-29-98                26,050                     5.500
      07-30-98                15,200                    6.9957
      08-13-98                77,700                    6.5001

-----------------------

(2) In addition to these purchases, Atticus Qualified Partners, L.P. holds 361,000 shares of Common Stock as a result of a transfer from Atticus Partners and 127,500 shares of Common Stock as a result of a transfer from Atticus International Ltd.

               SHARES PURCHASED BY ATTICUS INTERNATIONAL, LTD.(3)

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      03-03-97                 2,000                    6.7500
      03-04-97                   900                    6.7500
      03-05-97                 3,200                    6.7500
      03-06-97                 2,900                    6.7500
      03-07-97                 1,000                    6.7500
      03-11-97                 2,200                    6.7500
      03-12-97                12,700                    6.7500
      03-13-97                11,600                    6.7500
      03-14-97                12,600                    6.7500
      03-25-97                 7,200                    6.7500
      03-26-97                 7,200                    6.7500
      04-09-97                 6,500                    6.7500
      04-10-97                 3,400                    6.7500
      04-17-97                 3,400                    6.7500
      04-18-97                 5,000                    6.7500
      04-21-97                 3,400                    6.7500
      04-22-97                 3,400                    6.7500
      04-22-97                 6,800                    6.7500
      04-24-97                 6,800                    6.7500
      04-25-97                 3,000                    6.7500
      04-25-97                 6,000                    6.7500
      04-28-97                 3,400                    6.7500
      04-29-97                16,200                    6.7500
      05-01-97                18,000                    6.7500
      05-05-97                 6,900                    6.7500
      05-07-97                 2,800                    6.7500
      05-08-97                   850                    6.7500
      05-12-97                 5,000                    6.7500
      05-13-97                 3,200                    6.7500
      05-20-97                 3,500                    6.7500
      05-28-97                 6,000                    6.7500
      05-28-97                47,500                    6.7500
      06-27-97                20,000                    6.7500
      07-07-97                 9,500                    6.7500
      07-08-97                40,000                    6.7500
      07-09-97                18,000                    6.7500
      07-10-97                 1,000                    6.7500
      07-14-97                 3,500                    6.7500
      07-23-97                 8,000                    6.9419
      07-25-97                40,000                    6.6284

-----------------------

(3) This list includes 141,144 shares of Common Stock that were subsequently transferred to Atticus Partners and 127,500 shares of Common Stock that were subsequently transferred to Atticus Qualified Partners, L.P.

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      07-31-97                 3,000                    6.3675
      09-29-97                70,550                    6.8125
      10-31-97                20,300                    5.3812
      12-11-97                14,000                    6.9150
      12-12-97                25,200                    6.6900
      12-19-97                 9,000                    6.0650
      12-24-97                 5,000                    6.1250
      12-29-97                   600                    6.0650
      12-29-97                 6,200                    6.3675
      12-30-97               259,500                    6.9790
      12-30-97                12,300                    6.7688
      01-02-98                 5,000                    7.2555
      06-29-98                25,000                     5.500


            SHARES PURCHASED BY ATTICUS CAPITAL FOR MANAGED ACCOUNTS

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      04-28-97                2,000                     6.7500
      04-28-97                1,000                     6.7500
      04-29-97                3,000                     6.7500
      04-29-97                1,500                     6.7500
      04-29-97                1,500                     6.7500
      04-30-97                6,800                     6.7500
      04-30-97                3,350                     6.7500
      04-30-97                3,350                     6.7500
      05-06-97                4,850                     6.7500
      05-06-97                2,425                     6.7500
      05-06-97                2,425                     6.7500
      05-07-97               10,000                     6.7500
      05-07-97                5,000                     6.7500
      05-07-97                5,000                     6.7500
      05-09-97               10,000                     6.7500
      05-09-97                5,000                     6.7500
      05-09-97                5,000                     6.7500
      05-12-97                5,000                     6.7500
      05-12-97                2,500                     6.7500
      05-12-97                2,500                     6.7500
      05-14-97                8,000                     6.7500
      05-14-97                4,000                     6.7500
      05-14-97                4,000                     6.7500
      05-15-97                2,000                     6.7500
      05-15-97                1,250                     6.7500
      05-15-97                1,250                     6.7500
      05-20-97                4,000                     6.7500
      05-20-97                4,000                     6.7500

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      06-20-97                  500                     6.7500
      06-20-97                  500                     6.7500
      07-14-97                1,000                     6.7500
      07-14-97                1,000                     6.7500
      08-14-97               10,000                     6.5375
      08-14-97                8,000                     6.5375
      08-14-97                7,000                     6.5375
      08-21-97                3,000                     6.5525
      08-21-97                2,400                     6.5525
      08-21-97                2,100                     6.5525
      08-22-97              253,300                     6.7501
      08-25-97                2,000                     6.4400
      08-25-97                1,600                     6.4400
      08-25-97                1,400                     6.4400
      08-26-97                2,000                     6.5000
      08-26-97                1,600                     6.5000
      08-26-97                1,400                     6.5000
      08-27-97                2,000                     6.5625
      08-27-97                1,600                     6.5625
      08-27-97                1,400                     6.5625
      09-29-97                8,800                     6.8125
      09-29-97                7,100                     6.8125
      09-29-97                6,200                     6.8125
      10-31-97                5,400                     6.3239
      10-31-97                1,200                     6.3201
      10-31-97                1,000                     6.3239
      10-31-97                  900                     6.3239
      12-11-97                  900                     6.9150
      12-11-97                  700                     6.9150
      12-11-97                  700                     6.9150
      12-12-97                1,700                     6.6900
      12-12-97                1,300                     6.6900
      12-12-97                1,200                     6.6900
      12-16-97                2,000                     6.3150
      12-16-97                1,600                     6.3150
      12-16-97                1,400                     6.3150
      12-30-97               17,300                     6.9790
      12-30-97               13,900                     6.9790
      12-30-97               12,300                     6.9790
      07-29-98               15,000                     6.9082
      08-05-98                2,000                     5.8125
      09-01-98                4,100                     4.8774

               SHARES SOLD BY ATTICUS CAPITAL FOR MANAGED ACCOUNTS

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      08-27-97                 1,000                    6.7500
      06-29-98                 3,000                    5.5000
      06-29-98                 6,700                    5.5000
      06-29-98                 4,850                    5.5000
      06-29-98                10,000                    5.5000
      06-29-98                10,000                    5.5000
      06-29-98                 5,000                    5.5000
      06-29-98                 8,000                    5.5000
      06-29-98                 2,500                    5.5000
      06-29-98                 8,000                    5.5000
      06-29-98                 1,000                    5.5000
      06-29-98                 2,000                    5.5000
      08-13-98                 7,000                    6.4591
      08-13-98                 2,100                    6.4591
      08-13-98                 1,400                    6.4591
      08-13-98                 1,400                    6.4591
      08-13-98                 1,400                    6.4591
      08-13-98                 6,200                    6.4591
      08-13-98                   900                    6.4591
      08-13-98                   700                    6.4591
      08-13-98                 1,200                    6.4591
      08-13-98                 1,400                    6.4591
      08-13-98                12,300                    6.4591
      08-13-98                10,000                    6.4595
      08-13-98                 3,000                    6.4595
      08-13-98                 2,000                    6.4595
      08-13-98                 2,000                    6.4595
      08-13-98                 2,000                    6.4595
      08-13-98                 8,800                    6.4595
      08-13-98                 1,200                    6.4595
      08-13-98                   900                    6.4595
      08-13-98                 1,700                    6.4595
      08-13-98                 2,000                    6.4595
      08-13-98                17,300                    6.4595
      08-13-98                 8,000                    6.4594
      08-13-98                 2,400                    6.4594
      08-13-98                 1,600                    6.4594
      08-13-98                 1,600                    6.4594
      08-13-98                 1,600                    6.4594
      08-13-98                 7,100                    6.4594
      08-13-98                 1,000                    6.4594
      08-13-98                   700                    6.4594
      08-13-98                 1,300                    6.4594
      08-13-98                 1,600                    6.4594

        Date          Number of Shares               Price ($)
  ----------------   -----------------------     -------------------

      08-13-98                13,900                    6.4594

                                                                     SCHEDULE II
                                                                     -----------


           INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF
                  ATTICUS PARTNERS AND THEIR ADVISORS THAT MAY
                   PARTICIPATE IN THE SOLICITATION OF PROXIES

         The name, business address and present principal occupation or employment of each of the directors and executive officers of Atticus Partners and its advisors and certain other employees and representatives of Atticus Partners that may participate in the solicitation of proxies are set forth below. Unless otherwise indicated, the principal business address of each director or executive officer of Atticus Partners is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

Name                               Present Office or Other
----                               Principal Occupation or Employment
                                   ----------------------------------

Timothy R. Barakett                Managing  Member of  Atticus  Holdings,  LLC,
                                   the general partner of Atticus Partners.

                                                                    SCHEDULE III
                                                                    ------------




         The following sets forth the name, business address and the number of shares of Common Stock of UCR owned beneficially by the participants in this solicitation of proxies, or their associates. No shares are held of record but not beneficially by the participants or their associates.



                                                         Number of Shares of
                                                   Common Stock Beneficially Owned                     Percent of
       Name and Business Address                     (as of _________ ___, 1998)                      Common Stock
       -------------------------               -------------------------------------                  ------------
Timothy R. Barakett                                          1,908,5062(1)                               16.44%
   Atticus Capital, L.L.C.
   590 Madison Avenue
   32nd Floor
   New York, New York 10022

James S. Goodwin                                                 --                                        --
   39 East 79th Street
   New York, New York 10021





-----------------------

(1) Mr. Barakett is the Managing Member of Atticus Holdings, LLC, a Delaware limited liability company that serves as the general partner of Atticus Partners and Atticus Qualified Partners, L.P., which beneficially own 418,050 and 607,450 shares of Common Stock, respectively. Mr. Barakett is also the President of Atticus Management, Ltd., an international business company organized under the laws of the British Virgin Islands that serves as the manager of Atticus International, Ltd., which beneficially owns 551,556 shares of Common Stock. Mr. Barakett is also the Managing Member of Atticus Capital, which has investment discretion with respect to certain managed accounts (the "Managed Accounts"), which collectively beneficially own 331,450 shares of Common Stock. Mr. Barakett is therefore deemed to be the beneficial owner of 1,908,506 shares of Common Stock, which include all shares of Common Stock owned by Atticus Partners, Atticus Qualified Partners, L.P., Atticus International, Ltd. and the Managed Accounts. His address, and the address of each of the above-referenced entities, is c/o Atticus Capital, L.L.C., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

                                    IMPORTANT

         Your proxy is important. No matter how many shares of Common Stock you own, please give Atticus Partners your Proxy FOR the election of the Atticus Nominees and FOR approval of the Atticus resolution by:

         MARKING the enclosed BLUE proxy card,

         SIGNING the enclosed BLUE proxy card,

         DATING the enclosed BLUE proxy card, and

         MAILING the enclosed BLUE proxy card today in the postage-paid envelope provided (no postage required if mailed in the United States).

         If you have already submitted a proxy to UCR for the 1998 Annual Meeting, you may change your vote to a vote FOR the election of the Atticus Nominees and FOR the Atticus Resolution by marking, signing, dating and mailing the enclosed BLUE proxy card for the 1998 Annual Meeting, which must be dated after any proxy you submitted to UCR. Only your latest dated proxy for the 1998 Annual Meeting will count at such meeting.

         If you have any questions or require any additional information concerning this Proxy Statement or the proposals by Atticus Partners, please contact Georgeson & Company Inc., Inc. at the address and phone number set forth below.

         IF ANY OF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON THE RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE BLUE PROXY CARD FOR THE 1998 ANNUAL MEETING.



                         [GEORGESON & COMPANY INC. LOGO]
                                Wall Street Plaza
                            New York, New York 10005
                          (212) 440-9800 (call collect)
                           (800) 223-2064 (toll-free)

                                   APPENDIX 1
                                   ----------

                                  Form of Proxy

                             ATTICUS PARTNERS, L.P.

           This proxy is solicited on behalf of Atticus Partners, L.P.

                               590 Madison Avenue
                                   32nd Floor
                            New York, New York 10022


         The undersigned stockholder of Unique Casual Restaurants, Inc. ("UCR") hereby appoints Timothy R. Barakett, with full power of substitution, to vote all shares of Common Stock of UCR that the undersigned is entitled to vote if personally present at the 1998 Annual Meeting of Stockholders of UCR to be held on March __, 1999, and at any adjournments or postponements thereof as indicated below and in the discretion of the proxies, to vote upon such other business as may properly come before the meeting, and any adjournment or postponement thereof. The undersigned hereby revokes any previous proxies with respect to matters covered by this proxy.

            ATTICUS PARTNERS RECOMMENDS A VOTE FOR THE ITEMS 1 AND 2.

1. ELECTION OF DIRECTORS. Election of Timothy R. Barakett and James S. Goodwin as directors whose terms expire at the Annual Meeting of Stockholders in 2001.

                    [ ] FOR                       [ ] AGAINST

INSTRUCTION: To withhold authority to vote for the election of one or more of the persons nominated by Atticus Partners, mark FOR above and write the name(s) of the person(s) with respect to whom you wish to withhold authority to vote below:

--------------------------------------------------------------------------------

2. To approve an advisory resolution recommending to the Board of Directors that they pursue a sale of the Company with a view to enhancing stockholder value.

         [ ]  FOR               [ ] AGAINST             [ ] ABSTAIN



         This proxy, when properly executed, will be voted in the manner marked herein by the undersigned stockholder. If no marking is made, this proxy will be deemed to be a direction to vote FOR Items 1 and 2 in the discretion of the Proxy, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.




                                                   ---------------------------
                                                   Date


                                                   ---------------------------
                                                   Signature


                                                   ---------------------------
                                                   Title

                                          When shares are held by joint tenants,
                                          both should sign. When signing as an
                                          attorney, executor, administrator,
                                          trustee, guardian, corporate officer
                                          or partner, please give full title as
                                          such. If a corporation, please sign in
                                          the name of the corporation by the
                                          President or other authorized officer.
                                          If a partnership, please sign in name
                                          of the partnership by an authorized
                                          person. This proxy votes all shares
                                          held in all capacities.



                    PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY